July 1, 2002

                      DREYFUS PREMIER VALUE EQUITY FUNDS

                  DREYFUS PREMIER INTERNATIONAL VALUE FUND

                           SUPPLEMENT TO PROSPECTUS

                              DATED MARCH 1, 2002

      THE FOLLOWING INFORMATION SUPERCEDES AND REPLACES THE INFORMATION IN THE THIRD PARAGRAPH CONTAINED IN THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "MANAGEMENT."

               Fund is co-managed by Sandor Cseh and D. Kirk Henry. Mr. Cseh has been the primary's manager since the portfolio's inception.
               He has been employed by Dreyfus since May 1996 and by The
               Boston Company Asset Management, LLC, an affiliate of
               Dreyfus, or its predecessor since October 1994. Mr. Henry has been a primary portfolio manager of the Fund since June
               2002 and has been employed by Dreyfus since May 1996. He is also senior vice president and international equity portfolio manager of The Boston Company Asset Management
               LLC. He has held that position since May 1994.

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